Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of TechLite, Inc. (the “Company”) on Form 10-QSB for the quarter ended June 30, 2004 (the “Report”), I, J.D. Arvidson, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)   The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78o(d)); and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2004	By:	/s/ J.D. Arvidson
J.D. Arvidson
Chief Financial Officer